Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

September 19, 2025

Morgan Stanley ETF Trust

Supplement dated September 19, 2025 to the Morgan Stanley ETF Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2025, as supplemented

Calvert US Select Equity ETF (the "Fund")

The Board of Trustees of Morgan Stanley ETF Trust (the "Trust") approved a Plan of Liquidation with respect to the Fund, a series of the Trust. Pursuant to the Plan of Liquidation, the assets of the Fund will be liquidated, known or reasonably ascertainable liabilities of the Fund will be satisfied or provided for, the remaining proceeds will be distributed to the Fund's shareholders and all of the issued and outstanding shares of the Fund will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about October 20, 2025 (the "Liquidation Date").

Effective upon the close of business on October 14, 2025, the Fund will no longer accept orders for the purchase of Creation Units. This is also expected to be the Fund's last full day of trading on NYSE Arca, Inc. ("NYSE Arca"). Shareholders may sell their shares of the Fund on NYSE Arca until market close on October 14, 2025 (at which point NYSE Arca is expected to halt trading in shares of the Fund) or remain invested in the Fund. In addition, during the time between market close on October 14, 2025 and the Liquidation Date, because the Fund's shares will not be traded on NYSE Arca, shareholders will be unable to sell their shares on NYSE Arca and there can be no assurance that there will be a market for the purchase or sale of the Fund's shares.

Prior to the Liquidation Date, the Fund will engage in business activities for the purpose of winding up the Fund's business and affairs and transitioning the Fund's assets to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders as of the close of business on the Liquidation Date. During this transition period, the Fund may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact the Fund's performance.

Prior to the Liquidation Date, shareholders of the Fund may sell their shares of the Fund on NYSE Arca until market close on October 14, 2025 (and may incur typical transaction fees from their broker-dealer) or remain invested in the Fund. In addition, prior to the Liquidation Date, authorized participants may continue to submit orders to the Fund for the redemption of Creation Units in the manner described in the Prospectus. Shareholders that continue to hold shares of the Fund on the Liquidation Date will receive a liquidating distribution that may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on NYSE Arca prior to market close on October 14, 2025. Additionally, shareholders who remain invested in the Fund may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

Unless shares of the Fund are held in a tax-deferred account, the sale or liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation. A shareholder who owns Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult a tax adviser regarding the tax consequences applicable to the sale of Fund shares or the reinvestment of the proceeds of the liquidating distribution.

Accordingly, on the Liquidation Date, all references to the Fund in the Statement of Additional Information will be deleted.

Please retain this supplement for future reference.

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